UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WORLD FUEL SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLD FUEL SERVICES CORPORATION
9800 Northwest 41st Street
Miami, Florida 33178

IMPORTANT NOTICE REGARDING 2020 ANNUAL MEETING OF SHAREHOLDERS

The following press release and Notice of Change of Location (the “Notice”) supplement and relate to the proxy statement (the “Proxy Statement”) of WORLD FUEL SERVICES CORPORATION (the “Company,” “we” or “us”), dated April 9, 2020, provided to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 22, 2020, at 8:00 a.m., Eastern Time. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 12, 2020.

THIS NOTICE SHOULD BE READ CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, MAY 22, 2020

To the Shareholders of World Fuel Services Corporation:

In light of the ongoing public health concerns related to the COVID-19 pandemic, and to support the health and well-being of the Company’s shareholders, directors, employees and other stakeholders, NOTICE IS HEREBY GIVEN that the Board of Directors of the Company has determined to change the location and format of the Annual Meeting from a physical meeting to a virtual-only format. As previously announced, the Annual Meeting will be held on Friday, May 22, 2020, at 8:00 a.m., Eastern Time. However, the Annual Meeting will no longer be held in person at 9800 Northwest 41st Street, Miami, Florida 33178, but rather will be held virtually, with attendance via the Internet. There will be no physical meeting and you will not be able to attend the Annual Meeting in person. We intend to return to in-person annual meetings in future years after public health conditions have improved.

As described in the Proxy Statement for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record or beneficial holder as of the close of business on March 30, 2020 (the “Record Date”). In order to attend the virtual Annual Meeting, shareholders of record and beneficial holders as of the close of business on the Record Date will need to access the meeting via the internet at www.virtualshareholdermeeting.com/INT2020 using the control number on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. The Annual Meeting will begin promptly at 8:00 a.m. Eastern Time. Online check-in will begin at 7:45 a.m. Eastern Time.

It is important that you read the proxy materials previously made available to you, including our Notice of 2020 Annual Meeting of Shareholders, Proxy Statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (collectively, the “Proxy Materials”). We encourage you to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the Proxy Statement. If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy voting forms already returned by shareholders will remain valid and will be voted at the Annual Meeting unless revoked. The Notice of Internet Availability or proxy card included with the materials previously distributed will not be updated to reflect the change in location to a virtual meeting only and may continue to be used to vote your shares in connection with the Annual Meeting. On May 12, 2020, the Company issued a press release regarding the above matters, which is attached to this notice as Annex A.

By Order of the Board of Directors WORLD FUEL SERVICES CORPORATION

R. Alexander Lake, Jr. Executive Vice President, Chief Legal Officer and Corporate Secretary May 12, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 22, 2020: The Annual Meeting on May 22, 2020 at 8:00 a.m., Eastern Time, will be available remotely at www.virtualshareholdermeeting.com/INT2020. Our Proxy Statement and Annual Report are available at www.proxyvote.com.

Annex A

Contact:
Ira M. Birns, Executive Vice President &
Chief Financial Officer

Glenn Klevitz
Vice President, Treasurer & Investor Relations
305-428-8000

World Fuel Services Corporation Announces Change to
Virtual Meeting Format for 2020 Annual Meeting of Shareholders

MIAMI, FL — May 12, 2020 — World Fuel Services Corporation (NYSE: INT) today announced a change in the location and format of its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) from a physical meeting to a virtual-only format. In light of the ongoing public health concerns related to the COVID-19 pandemic, and to support the health and well-being of World Fuel Services’ shareholders, directors, employees and other stakeholders, the Annual Meeting will now be held solely by remote communication, in a “virtual only” format. There will be no physical meeting and shareholders will not be able to attend the Annual Meeting in person. As previously announced, the Annual Meeting will be held on Friday, May 22, 2020, at 8:00 a.m., Eastern Time. World Fuel Services intends to return to in-person annual meetings in future years after public health conditions have improved.
As described in the proxy materials for the Annual Meeting previously distributed, shareholders of record and beneficial holders as of the close of business on March 30, 2020 (the “Record Date”) are entitled to participate in the Annual Meeting. In order to attend the virtual Annual Meeting, shareholders of record and beneficial holders as of the close of business on the Record Date will need to access the meeting via the Internet at www.virtualshareholdermeeting.com/INT2020 using the control number on their proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials.
As always, shareholders may vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials or vote during the Annual Meeting by following the instructions available on the meeting website. To learn more about accessing and participating in the virtual meeting, please refer to World Fuel Services’ additional proxy materials filed with the Securities and Exchange Commission on May 12, 2020.

About World Fuel Services Corporation
Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.

For more information, call 305-428-8000 or visit www.wfscorp.com.